Exhibit 10.1
Third Amendment to
Research Development and Commercialization Agreement Between
EPIX Pharmaceuticals, Inc. (“EPIX”) and Cystic Fibrosis Foundation Therapeutics Incorporated
(“CFFT”)
     This Third Amendment (this “Third Amendment”) to the Agreement of March 7, 2005 (as amended, the “Agreement”) is made as of this first day of November, 2007 (the “Effective Date”), by and between EPIX (as successor-in-interest to Predix) and CFFT. Capitalized terms used but not defined herein shall have the definition provided in the Agreement.
     WHEREAS, the Parties desire to amend the Agreement to provide for additional research by EPIX for Research Program I and the reallocation of certain previously budgeted costs for such research through 2007 while the Parties are negotiating a longer term funding agreement for Research Program I (the “Definitive Extension Agreement”); and
     WHEREAS, the Parties also wish to amend and clarify certain obligations with respect to Research Program II;
     NOW, THEREFORE, in consideration of the foregoing, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
     1.     Confirmation of Terms. Except as provided in this Third Amendment, the Agreement (as amended) shall remain in full force and effect.
     2.     Definitions. The definitions specified in the Agreement (as amended) are amended as follows:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

          a)     The term “Budget” for the period after the effective date of this Third Amendment through December 31, 2007 shall mean the budget attached to this Third Amendment as Exhibit A, as such budget is amended from time-to-time by the Parties during the Term, and shall include the costs of Hit Characterization and certain equipment;
          b)     The following new definition shall be added to the Agreement:
               “Hit Characterization” shall mean characterization of Hit Corrector Compound(s) or Hit Potentiator Compound(s) to assess additional biological and ADME and other drug like characteristics for such compound as well as related chemical analogs that can be purchased or synthesized in order to generate initial structure-activity relationship and for evaluation as a lead series or a lead compound. Such activities may include conducting biological assays, ADME assays, PK assessment, intellectual property assessment, chemical synthesis and development of a scaffold-dependent computational model, and evaluation of other drug like properties as determined by EPIX.
     3.     Substantive Amendments to the Agreement.
          a)     EPIX shall continue Research Program I through December 31, 2007 in accordance with the Budget and the Research Plan specified in Exhibit B to this Third Amendment;
          b)     Following the Effective Date of this Third Amendment, if the actual FTE and other expenditures or costs reimbursed by CFFT to EPIX in connection with Research
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

Program I for any calendar quarter are [********] , then CFFT shall reimburse EPIX, up to the amount of the [********] in connection with the performance of Research Program I and Hit Characterization, including without limitation, [********] , as such list may be amended from time-to-time during the Term by the JSC.
          c)     The good faith negotiations contemplated by Section 4.1.1 of the Agreement for the Parties to agree upon the Definitive Extension Agreement shall be promptly initiated after the execution of this Third Amendment; and
          d)     Until the earlier of: (i) [********] and (ii) [********] , CFFT shall have the option to continue research and development of a
P2(Y)(2) Product in the Field by notifying EPIX that it wishes to do so. EPIX shall notify CFFT promptly [********] . If CFFT timely exercise the foregoing option on or before the earlier of the dates specified in (i) and (ii) above, the Parties shall for the [********] period thereafter engage in good faith negotiations to attempt to agree upon the terms and conditions for the continuation of such research and development. If the Parties are able to agree, such research and development will be conducted in accordance with the terms and conditions agreed upon by the Parties. If the Parties are unable to reach agreement within such period (or such greater period as may be agreed upon by the Parties), then CFFT acknowledges that [********] and except for the royalties payable under Section 4.3, the rights and obligation of the Parties, if any, with respect to Research Program II shall terminate. For purposes of clarity, notwithstanding such termination, Section 4.3 shall continue to apply to a P2(Y)(2) Product, whether or not any such Product is in the Field.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

     Agreed and acknowledged as of the Effective Date.

EPIX Pharmaceuticals, Inc.		Cystic Fibrosis Foundation Therapeutics Incorporated

By:	/s/ Chen Schor	By:	/s/ Robert J. Beall
Title:	CBO and SVP	Title:	President and CEO
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

EXHIBIT A
Budget
A. Project Budget

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(A) It is agreed that EPIX, with the exception of [********] , may use its employees or subcontractors or consultants in performing any activities that would otherwise be performed by an EPIX employee necessary to discover a lead compound. For Example, EPIX may subcontract some of its [********] with third parties. If EPIX subcontracts activities, such costs will be [********] paid by CFFT to EPIX as if such costs were [********] (provided that the total cost does not exceed the amount budgeted for [********] ).
(B) Hit Characterization includes outsourced activities for biological assays, ADME & Toxicology, PK assays/studies, Consultants, and/or additional outsourced activities within EPIX’s CFTR program.
(C) EPIX may at its own discretion [********] to fund actual third party costs and FTEs related to its CFTR program while shifting from one budget item to the other or while shifting from activities conducted in-house or outsourced ( [********] ) as long as the total costs on a cumulative basis does not exceed [********] .
A. Equipment Budget
     Cystic Fibrosis Equipment Budget: Electrophysiology and Tissue Culture Lab

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

EXHIBIT B
Research Plan
The current CFTR work-plan will be revised to include the following activities in addition to all other activities already in the research plan until the end of December 2007:
(a)	On an ongoing basis, hand in hand with progress of the CFTR modeling, the additional Screening Sub-Projects, additional pSAR, and chemistry efforts (whether through chemistry EPIX FTEs or via outsourcing), EPIX expects to initiate biological testing of compounds with [********] or other third parties and may also initiate Hit Characterization as described in (B).

(b)	If a compound warrants additional biological characterization and SAR development, as determined by EPIX, EPIX may initiate Hit Characterization to characterize such compound and related analogs as potential lead compound(s).

(c)	The main purpose of Hit Characterization is to evaluate a compound or a series of compound as potential lead compound(s) — such evaluation will include the potency of such compound(s)’ activity for the CFTR while also evaluating other relevant drug like properties to better define the expected challenges in lead optimization.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.